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                                                                    Exhibit 10.1

                                  $175,000,000

                               EMCORE CORPORATION

                   5% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                          REGISTRATION RIGHTS AGREEMENT

                                                                     May 7, 2001

Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
First Union Securities, Inc.
c/o Credit Suisse First Boston Corporation
      Eleven Madison Avenue
      New York, New York 10010-3629

Dear Sirs:

         EMCORE Corporation, a New Jersey corporation (the "COMPANY"), proposes to issue and sell to Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Securities, Inc. (collectively, the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement of even date herewith (the "PURCHASE AGREEMENT"), $175,000,000 aggregate principal amount of its 5% Convertible Subordinated Notes due 2006 (the "NOTES"). The Notes will be convertible into shares of common stock of the Company (the "COMMON STOCK") at the conversion price set forth in the Offering Circular dated May 1, 2001. The Notes will be issued pursuant to an Indenture, dated as of May 7, 2001 (the "INDENTURE"), by and between the Company and Wilmington Trust Company, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders of the Notes and the Common Stock issuable upon conversion or provisional redemption of the Notes (collectively, the "SECURITIES") from time to time until such time as such Securities have been sold pursuant to a Shelf Registration Statement (as defined below) (each of the foregoing a "HOLDER" and, together, the "HOLDERS"), as follows:

         1. SHELF REGISTRATION. The Company shall take the following actions:

                  (a) The Company shall promptly (but in no event more than 90 days after the first date of original issuance of the Notes (such 90th day being a "FILING DEADLINE")) file with the Commission and thereafter use its commercially reasonable efforts to cause to be declared effective no later than 180 days after the first date of original issuance of the Notes (such 180th day being an "EFFECTIVENESS DEADLINE") a registration statement (the "SHELF REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined herein) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); PROVIDED, HOWEVER, that



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         no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 2(h) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) may be sold pursuant to Rule 144(k) under the Securities Act (or any successor rule therefore) (in any case, such period being called the "SHELF REGISTRATION PERIOD"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Each Holder of Transfer Restricted Securities agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related prospectus, it will do so only in accordance with this Section 1(d) and Section 2(b). Each Holder of Transfer Restricted Securities wishing to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related prospectus agrees to deliver a written notice, substantially in the form of Annex A to the Offering Circular (a "NOTICE AND QUESTIONNAIRE") to the Company at least five (5) Business Days prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement (each such Holder delivering the Notice and Questionnaire, a "NOTICE HOLDER"). From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 1(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1(d)(i); provided that if such Notice and Questionnaire is delivered




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         during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 2(b). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) days from the expiration of a Deferral Period (and the Company shall incur no obligation to pay Additional Interest during such extension) if such Deferral Period is in effect on the Amendment Effectiveness Deadline Date; and provided further, that the Company shall not be obligated to file more than one (1) post-effective amendment or supplement in any twenty (20) day period following the date the Shelf Registration Statement is declared effective for the purpose of naming Holders as selling securityholders who were not named in the Shelf Registration Statement at the time of effectiveness. Any Holder who, subsequent to the date the Registration Statement is declared effective, provides a Notice and Questionnaire required by this Section 1(d) pursuant to the provisions of this Section (whether or not such Holder has supplied the Notice and Questionnaire at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement and related prospectus in accordance with the requirements of this Section 1(d).

         2. REGISTRATION PROCEDURES. In connection with any Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, the Company shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose within a reasonable period of time; (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement, as selling shareholders.

                  (b) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development, public filing with the SEC or other similar event with respect to the Company that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain




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         any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Transfer Restricted Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company will use reasonable efforts to ensure that the use of the prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 2(b) to suspend the availability of the Shelf Registration Statement or any prospectus, without incurring or accruing any obligation to pay Additional Interest pursuant to Section 6, for one or more periods not to exceed 90 consecutive days and not to exceed, in the aggregate, 120 days in any 12-month period (such period, during which the availability of the Registration Statement and any prospectus is suspended being a "Deferral Period").

                  (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

                  (d) The Company shall furnish to each Notice Holder included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto (other than an amendment or supplement solely with respect to including the name of a Notice Holder in the Shelf Registration Statement, in which case, the Company shall furnish such amendment solely to such Notice Holder), including financial statements and schedules.

                  (e) The Company shall, during the Shelf Registration Period, deliver to each Notice Holder included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each Notice Holder of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement the Company shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Notice Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify




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         generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (g) The Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Notice Holders may request in writing a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

                  (h) If the Company notifies the Initial Purchasers and the Holders in accordance with Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers and the Holders shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders shall have received such amended or supplemented prospectus pursuant to this Section 2(h).

                  (i) Not later than the effective date of the Shelf Registration Statement, the Company will provide a CUSIP number for the Notes and the Common Stock registered under the Shelf Registration Statement, and provide the trustee with printed certificates for such Notes, in a form eligible for deposit with The Depository Trust Company.

                  (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period; provided, that if the Company files the reports required by this Section 3(j) with the SEC and such reports are publicly available, it shall be deemed to have satisfied its obligation to furnish such reports to its securityholders pursuant to this Section 3(j).

                  (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (l) The Company may require each Holder that proposes to sell Securities pursuant to the Shelf Registration Statement to furnish to the Company a Notice and Questionnaire containing such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration.




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                  (n) Subject to the execution of a confidentiality agreement reasonably acceptable to the Company, the Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in
         Section 3 hereof.

                  (o) The Company, if requested by any Notice Holder covered by the Shelf Registration Statement, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Notice Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of the Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(m) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence, to such counsel's knowledge, of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Securities, or any agreement of the type referred to in Section 2(m) hereof; the compliance as to form of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the Notice Holders and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (p) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by the Shelf Registration Statement contemplated hereby.




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         3. REGISTRATION EXPENSES. (a) Subject to Section 8 hereof, all expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation;

                  (i) all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                  (iii) all expenses of printing (including printing of prospectuses), messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel for the Company;

                  (v) all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

         (b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Notice Holders of Transfer Restricted Securities who are selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins unless another firm shall be chosen by the Notice Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

         4. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Notice Holder and each person, if any, who controls such Notice Holder within the meaning of the Securities Act or the Exchange Act (each Notice Holder and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; PROVIDED, HOWEVER, that
(i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to such Notice Holder and furnished to the Company by or on behalf of such Notice




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Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Notice Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Notice Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Notice Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Notice Holder; PROVIDED FURTHER, HOWEVER, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Notice Holders of the Securities if requested by such Notice Holders.

         (b) Each Notice Holder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Notice Holder and furnished to the Company by or on behalf of such Notice Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Notice Holder may otherwise have to the Company or any of its controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims




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that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Notice Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 4(d), the Notice Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Notice Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Notice Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. HOLDERS OBLIGATIONS. Each Holder agrees, by acquisition of the Transfer Restricted Securities, that no Holder of Transfer Restricted Securities shall be entitled to sell any of such Transfer Restricted Securities pursuant to a Registration Statement or to receive a prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 1(d) hereof and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably request. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading. Each Holder agrees that within ten (10) business days of any sale, disposition or other transfer of Securities, whether pursuant to a Registration Statement or exemption from registration under the Securities Act, such Holder shall provide written notice to the Company specifying the amount of Securities sold, disposed of or transferred and the name and address of the transferree of such Securities.

         6. ADDITIONAL INTEREST UNDER CERTAIN CIRCUMSTANCES. (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Notes shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "REGISTRATION DEFAULT"):

         (i) the Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the Filing Deadline;

         (ii) the Shelf Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

         (iii) the Company fails with respect to a Holder that supplies a Notice and Questionnaire to supplement the Shelf Registration Statement in a timely manner in order to name additional selling shareholders; or

         (iv) the Shelf Registration Statement required by this Agreement has been declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein (other than pursuant to Section 1(c) hereof) and (1) the Company fails to cure the Registration Default within five business days by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, the Company does not terminate the Deferral Period by the 90th day, as the case may be.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

         Additional Interest shall accrue daily on the Notes over and above the interest set forth in the title of the Notes from and including the date on which any such Registration Default shall occur to, but excluding, the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum for the notes (the "ADDITIONAL INTEREST RATE") and, if applicable, on an equivalent basis per share (subject to adjustment in the case of stock splits, stock recombinations, stock dividends and the like) of Common Stock issuable upon conversion of the Notes.

         (b) A Registration Default referred to in Section 6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Notice Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in the Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related prospectus to describe such events; PROVIDED,

HOWEVER, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

         (c) Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Notes. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Notes and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         7. RULES 144 AND 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Notice Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering (provided that the Holders of Common Stock issued upon conversion of Notes shall not be deemed Holders of Common Stock, but shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted).

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         Notwithstanding any other provisions of this Agreement to the contrary, the Company shall not be required to pay the expenses of an underwritten offering of Transfer Restricted Securities pursuant to this Section 8 unless such underwritten offering is for Transfer Restricted Securities in the aggregate principal amount of at least $50,000,000 and shall not be required to pay any underwriter discount, commission or similar fees related to the sale of the Transfer Restricted Securities.

         9. MISCELLANEOUS.

         (a) REMEDIES. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Transfer Restricted Securities (provided that the Holders of Common Stock issued upon conversion of Notes shall not be deemed Holders of Common Stock, but shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted) affected by such amendment, modification, supplement, waiver or consents.

         (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder, that is not a Notice Holder, at the most current address given by such Holder to the Company.

                  (2) if to a Notice Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto.

                  (3)  if to the Initial Purchasers;

                           Credit Suisse First Boston Corporation
                           Eleven Madison Avenue
                           New York, NY 10010-3629
                           Fax No.:  (212) 325-8278
                           Attention:  Transactions Advisory Group

         with a copy to:

                           Latham & Watkins
                           885 Third Avenue
                           New York, NY 10022-4802
                           Fax No.:  (212) 906-1200
                           Attention:  Marc D. Jaffe, Esq.

                  (4) if to the Company, at its address as follows:

                           EMCORE Corporation
                           145 Belmont Drive
                           Somerset, NJ 08873
                           Fax No.:  (732) 271-9686
                           Attention:  Howard Brodie, Esq.

         with a copy to:

                           White & Case LLP
                           200 South Biscayne Boulevard
                           Miami, FL 33131
                           Fax No.:  (305) 358-5744
                           Attention: Jorge Freeland, Esq.
                                      Steven L. Bray, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (e) THIRD PARTY BENEFICIARIES. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

                                       Very truly yours,

                                       EMCORE CORPORATION


                                       By: /s/ Howard Brodie
                                           -------------------------------------
                                           Name: Howard Brodie
                                           Title: Vice President


The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH & CO.
FIRST UNION SECURITIES, INC.


By:  CREDIT SUISSE FIRST BOSTON CORPORATION



By /s/ Arunas E. Gudaitis
   ------------------------------------
   Name: Arunas E. Gudaitis
   Title: Director and Counsel